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                                                                    EXHIBIT 99.1




                                  CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Popular, Inc. (the"Company"), hereby certifies [, to such officer's knowledge,] that the Company's Quarterly Report on Form 10Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 1, 2002               S/ Richard L. Carrion
                                      ---------------------
                                     Name: Richard L. Carrion
                                     Title: Chief Executive Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report.